Summary Prospectus dated February 1, 2020

Eaton Vance Atlanta Capital SMID-Cap Fund

Class /Ticker     A / EAASX    C / ECASX    I / EISMX     R / ERSMX     R6 / ERASX

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated February 1, 2020, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, Statement of Additional Information, annual and semi-annual shareholder reports, and other information about the Fund, go to http://www.eatonvance.com/funddocuments, email a request to contact@eatonvance.com, call 1-800-262-1122, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (http://www.eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

The Fund has discontinued all sales of its shares, except shares purchased by: (1) existing shareholders (including shares acquired through the reinvestment of dividends and distributions and those who received Fund shares in connection with a reorganization); (2) qualified retirement plans that selected the Fund prior to April 13, 2018; or (3) fee-based programs (a) sponsored by financial intermediaries for which investment decisions are made on a centralized basis at the discretion of the firm (e.g., model portfolios managed by a firm or its investment committee); and (b) that selected the Fund prior to the close of business on January 15, 2013. Sales of Fund shares may be further restricted or reopened in the future.

Investment Objective

The Fund's investment objective is to seek long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below. You may qualify for a reduced sales charge on purchases of Class A shares if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations in the Fund's Prospectus. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 29 of the Fund's Prospectus and page 22 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	1.00%	None	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R	Class R6
Management Fees	0.79%	0.79%	0.79%	0.79%	0.79%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	0.50%	None
Other Expenses	0.13%	0.13%	0.13%	0.13%	0.03%
Total Annual Fund Operating Expenses	1.17%	1.92%	0.92%	1.42%	0.82%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$687	$925	$1,182	$1,914	$687	$925	$1,182	$1,914
Class C shares	$295	$603	$1,037	$2,243	$195	$603	$1,037	$2,243
Class I shares	$94	$293	$509	$1,131	$94	$293	$509	$1,131
Class R shares	$145	$449	$776	$1,702	$145	$449	$776	$1,702
Class R6 shares	$84	$262	$455	$1,014	$84	$262	$455	$1,014

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small- to mid-cap stocks (the “80% Policy”). The portfolio managers generally consider small- to mid-cap companies to be those companies having market capitalizations within the range of companies comprising the Russell 2500TM Index. The Fund may also invest in larger companies, U.S. dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the over-the-counter market (including depositary receipts which evidence ownership in underlying foreign stocks) and publicly traded real estate investment trusts (“REITs”). The Fund may invest in exchange traded funds (“ETFs”), a type of pooled investment vehicle, in order to manage cash positions or seek exposure to certain markets or market sectors.

Through investment in high quality companies, portfolio management seeks to build a portfolio that may participate in rising markets while minimizing participation in declining markets. Quality is determined by analysis of a company’s financial statements and is measured by a company’s demonstrated ability to consistently grow earnings over the long-term. High quality companies typically have strong balance sheets, sustainable cash flow, enduring competitive advantages, long product cycles, and stable demand over a business cycle, among other characteristics. The portfolio managers may utilize “financial quality rankings” provided by nationally recognized rating services as additional information.

The portfolio managers are responsible for fundamental analysis and security selection. They typically seek to purchase stocks of companies capable of sustaining consistent earnings and operating cash flow growth while maintaining a strong financial condition. Portfolio managers tend to favor companies with shareholder-oriented management teams and business models that may provide consistent demand over a business cycle along with high barriers to entry. Investments are determined based primarily on fundamental analysis of a company’s financial trends, products and services and other factors including portfolio managers’ assessment of company management. The portfolio managers seek to manage portfolio risk by constructing a diversified portfolio of what they believe to be attractively valued companies. The portfolio managers may sell a security when its fundamentals deteriorate or when it is no longer attractively valued, or when other securities are identified to displace a current holding.

Principal Risks

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political and financial events (whether real, expected or perceived) in the U.S. and global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, could cause high volatility in markets.

Eaton Vance Atlanta Capital SMID-Cap Fund	2	Summary Prospectus dated February 1, 2020

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.

Smaller and Mid-Sized Company Risk. The stocks of smaller and mid-sized companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the stocks of larger, more established companies. Such companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record. There may be generally less publicly available information about such companies than for larger, more established companies. Stocks of these companies frequently have lower trading volumes making them more volatile and potentially more difficult to value.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Depositary receipts are subject to many of the risks associated with investing directly in foreign instruments.

ETF Risk. ETFs are subject to the risks of investing in the underlying securities or other investments. ETF shares may trade at a premium or discount to net asset value and are subject to secondary market trading risks. In addition, the Fund will bear a pro rata portion of the operating expenses of an ETF in which it invests. Other pooled investment vehicles generally are subject to risks similar to those of ETFs.

Real Estate Risk. Real estate investments are subject to risks associated with owning real estate, including declines in real estate values, increases in property taxes, fluctuations in interest rates, limited availability of mortgage financing, decreases in revenues from underlying real estate assets, declines in occupancy rates, changes in government regulations affecting zoning, land use, and rents, environmental liabilities, and risks related to the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. Changes in underlying real estate values may have an exaggerated effect to the extent that investments are concentrated in particular geographic regions or property types.

Sector Risk. Because the Fund may invest a significant portion of its assets in one or more sectors, the value of Fund shares may be affected by events that adversely affect a particular sector and may fluctuate more than that of a fund that invests more broadly.

Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s). In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Eaton Vance Atlanta Capital SMID-Cap Fund	3	Summary Prospectus dated February 1, 2020

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indices. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Fund’s performance reflects the effects of expense reductions for certain periods. Absent these reductions, performance for certain periods would have been lower. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

For the ten years ended December 31, 2019, the highest quarterly total return for Class A was 17.24% for the quarter ended December 31, 2011, and the lowest quarterly return was -17.55% for the quarter ended September 30, 2011.

Average Annual Total Return as of December 31, 2019	One Year	Five Years	Ten Years
Class A Return Before Taxes	26.37%	12.51%	14.49%
Class A Return After Taxes on Distributions	24.64%	11.14%	13.66%
Class A Return After Taxes on Distributions and Sale of Class A Shares	17.32%	10.05%	12.39%
Class C Return Before Taxes	32.11%	13.00%	14.30%
Class I Return Before Taxes	34.43%	14.13%	15.45%
Class R Return Before Taxes	33.79%	13.56%	14.88%
Class R6 Return Before Taxes	34.59%	14.24%	15.51%
Russell 2500TM Index (reflects no deduction for fees, expenses or taxes)	27.77%	8.92%	12.57%
Russell 2000TM Index (reflects no deduction for fees, expenses or taxes)	25.52%	8.22%	11.82%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. The Class R6 performance shown above for the period prior to July 1, 2014 (commencement of operations) is the performance of Class I shares at net asset value without adjustment for any differences in the expenses of the two classes. If adjusted for such differences, returns would be different. Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Boston Management and Research (“BMR”).

Investment Sub-Adviser. Atlanta Capital Management Company, LLC (“Atlanta Capital”).

Portfolio Managers

William O. Bell, IV, Vice President and Principal of Atlanta Capital, has managed the Fund and the Portfolio since October 2004.

W. Matthew Hereford, Vice President and Principal of Atlanta Capital, has managed the Fund and the Portfolio since October 2004.

Charles B. Reed, Managing Director and Principal of Atlanta Capital, has managed the Fund and the Portfolio since it commenced operations in April 2002.

Eaton Vance Atlanta Capital SMID-Cap Fund	4	Summary Prospectus dated February 1, 2020

Purchase and Sale of Fund Shares

Shares of the Fund are currently not available for sale to new investors, subject to certain exceptions. Existing Fund investors may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. Existing Fund investors may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for purchases of Class C shares by accounts with no specified financial intermediary) directly from the Fund either by writing to the Fund, P.O. Box 9653, Providence, RI 02940-9653, or by calling 1-800-262-1122. The minimum initial purchase or exchange into the Fund is $1,000 for Class A, Class C and Class R, $250,000 for Class I and $1,000,000 for Class R6 (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

If your shares are held in a taxable account, the Fund’s distributions will be taxed to you as ordinary income and/or capital gains, unless you are exempt from taxation. If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund’s shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4266 2.1.20	© 2020 Eaton Vance Management

Eaton Vance Atlanta Capital SMID-Cap Fund	5	Summary Prospectus dated February 1, 2020